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                                                                    Exhibit 99.1

                              MICROS SYSTEMS, INC.


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, A.L. Giannopoulos, Chairman, President and Chief Executive Officer of MICROS Systems, Inc. ("Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended June 30, 2002 of the Registrant (the "Report"):

        (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




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Name:       A.L. Giannopoulos
Date:       September 30, 2002